UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Presidio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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An External FAQ Circulated to Employees by Presidio, Inc. on August 14, 2019

External Frequently Asked Questions

What was announced and what does it mean?

On August 14, 2019 Presidio announced that it had entered into a definitive transaction agreement to be acquired by funds advised by BC Partners. This means that, if the transaction closes, Presidio will become a privately held company, owned by funds advised by BC Partners. In the meantime, we will remain a standalone public company. We believe that a partnership with BC Partners will enable us to further accelerate our growth, giving our incredible organization the flexibility to provide our clients with the highest quality, optimal and innovative solutions for their complex and evolving IT needs and to provide you with an environment that truly makes us a great place to work.

Who is BC Partners?

Established in 1986, BC Partners is a leading international investment firm with over €22 billion of assets under management in private equity, private credit and real estate. Since inception, BC Partners Private Equity has completed 111 private equity investments in companies with a total enterprise value of €135 billion and is currently investing its tenth private equity fund. Representative past and present portfolio companies include industry leaders such as Accudyne, Acuris, Aenova, Antelliq, CarTrawler, CeramTec, Cigierre, Côte, Cyxtera, DentalPro, Dümmen Orange, Elysium, Forno d’Asolo, GFL, Intelsat, Keter, MCS Groupe, NAVEX Global, PetSmart-Chewy, Pharmathen, PlusServer, Pronovias, Sabre, Shawbrook, Springer Nature, Suddenlink-Cablevision (Altice USA), Teneo, United Group, VetPartners and Zest. For more information, visit www.bcpartners.com.

Will BC Partners own a controlling stake in Presidio?

Funds advised by BC Partners will acquire all outstanding shares of Presidio common stock. Therefore, funds advised by BC Partners will own 100 percent of the company.

Is this good for Presidio and its clients?

YES! This is good news. Presidio’s mission and vision remain unchanged. We will continue to be dedicated to the success of our clients and delivering on our mission to enable business transformation through our expertise in IT solutions for agile, secure infrastructure solution sets. We believe that the resources, financial strength and operational strength of BC Partners will enable Presidio to continue to execute on our growth strategy.

When will the transaction be completed?

We expect the transaction to be completed in the fourth quarter of 2019. The transaction is subject to a number of typical requirements, such as stockholder and regulatory approvals. It is important to remember that until the transaction closes, we remain a standalone public company with all of the same public company obligations. It is essential to keep our energy focused on our current business strategy, customers, goals and plans.

What does this mean for our clients?

There is no change for clients. It is business as usual in all respects. We remain deeply committed to delivering on our commitments to our clients.

Will this affect my pricing or contract with Presidio?

No. All commitments remain in place and there will be no changes to existing contracts.

Will this change effect the people I am working with at Presidio?

No, there are no changes to your account team as a result of this transaction.

Will there be any changes to management?

Currently there are no planned management changes.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, Presidio’s plans, objectives, expectations, and the anticipated timing of closing the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, obtaining the requisite approval of the stockholders of Presidio; risks related to the debt financing; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Presidio’s filings with the SEC, including the “Risk Factors” and “Cautionary Statements Concerning Forward-Looking Statements” sections of Presidio’s most recent annual report on Form 10-K and subsequently filed Form 10-Qs. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction between the Company and BC Partners, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary Proxy Statement of the Company (the “Proxy Statement”). The Company plans to mail to its shareholders the definitive Proxy Statement in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BC Partners, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents (when available) filed with the SEC by the Company through the website maintained by the

SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.presidio.com or by contacting the Company’s Investor Relations at investors@presidio.com or by calling 866-232-3762.

PARTICIPANTS IN THE SOLICITATION

Presidio and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2018, or its Annual Report on Form 10-K for the year ended June 30, 2018, which was filed with the SEC on September 6, 2018. These documents are available free of charge as described above.